DICK'S
SPORTING GOODS

WHOLE FOODS MARKET

Inland Real Estate Corporation

Supplemental Financial Information

www.inlandrealestate.com

ROSS
DRESS FOR LESS

TJ.maxx
HomeGoods

Chipotle
Chipotle

Walmart
Neighborhood Market

NORDSTROM rack

BED BATH &
BEYOND

PETSMART

STARBUCKS
COFFEE

ULTA

Kroger
Marketplace

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (630) 218-8000 • Facsimile: (630) 218-7357

Supplemental Financial Information - September 30, 2014

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same Store Net Operating Income

12	Pro Rata Consolidated Information

13	Selected Financial Ratios and Guidance

14	Summary of Outstanding Debt at September 30, 2014

17	Significant Retail Tenants

19	Portfolio Metrics

20	Lease Expiration Analysis

23	Leasing Activity

25	Leasing Activity - Anchors and Non-Anchors

26	Property Transactions

27	Unconsolidated Joint Venture Summary

29	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the Central and Southeastern United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2014, we owned interests in 136 investment properties, including 37 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Preferred Stock Symbol IRC-PA
Investor Relations Director	Preferred Stock Symbol IRC-PB
(630) 218-7364	Common Stock Symbol IRC
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Registrar and Transfer Company	KCG
10 Commerce Drive	One Liberty Plaza
Cranford, NJ 07016	165 Broadway, 19th Floor
(800) 368-5948	New York, NY 10008

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	Janney Capital Markets
Craig Schmidt	Paul E. Adornato	Michael P. Gorman
(646) 855-3640	(212) 885-4170	(215) 665-6224
craig.schmidt@baml.com	paul.adornato@bmo.com	mgorman@janney.com

Juan Sanabria
(646) 855-1589
juan.sanabria@baml.com

KeyBanc Capital Markets	Raymond James & Associates, Inc.	Wells Fargo Securities, LLC
Todd M. Thomas	Paul D. Puryear	Jeffrey J. Donnelly
(917) 368-2286	(727) 567-2253	(617) 603-4207
tthomas@key.com	paul.puryear@raymondjames.com	jeff.donnelly@wellsfargo.com

Grant Keeney	Richard J. Milligan	Tamara Fique
(917) 368-2329	(727) 567-2660	(443) 263-6568
gkeeney@key.com	richard.milligan@raymondjames.com	tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases. All amounts shown in this report are unaudited.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. Recurring FFO includes adjustments to FFO for the impact of lease termination income, certain gains and non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and Recurring FFO for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and Recurring FFO to compare our performance to that of other REITs in our peer group. The calculation of FFO and Recurring FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and Recurring FFO whereas items that are expensed reduce FFO and Recurring FFO. Consequently, our presentation of FFO and Recurring FFO may not be comparable to other similarly titled measures presented by other REITs. FFO and Recurring FFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. Recurring EBITDA includes adjustments to EBITDA

3

Other Information

for the impact of least termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations.

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, lease termination income, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and nine months ended September 30, 2014 and 2013. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income attributable to common stockholders.

Pro Rata Consolidated Information
These schedules present certain Non-GAAP pro-rata consolidated information as of and for the three and nine months ended September 30, 2014. These schedules are considered Non-GAAP because they include financial information related to consolidated joint ventures with an adjustment for the portion related to noncontrolling interests and unconsolidated joint ventures accounted for under the equity method of accounting. The Company provides the pro rata amounts of all properties owned through joint ventures to better compare our overall performance and operating metrics to those of other REITs in our peer group. The Company believes this Non-GAAP information provides supplementary information that is both useful to and has been requested by investors and analysts. Investors should not consider Non-GAAP information as a substitute for, or as superior to, U.S. GAAP information. Rather, Non-GAAP information may provide useful information in addition to information presented in accordance with U.S. GAAP.

4

Consolidated Balance Sheets

	September 30, 2014	December 31, 2013
Assets:
Investment properties:
Land	$381,404	387,010
Construction in progress	18,237	16,856
Building and improvements	1,091,591	1,130,004
Total investment properties	1,491,232	1,533,870
Less accumulated depreciation	328,929	327,684
Net investment properties	1,162,303	1,206,186
Cash and cash equivalents	15,409	11,258
Accounts receivable, net	36,788	37,155
Investment in and advances to unconsolidated joint ventures	170,809	119,476
Acquired lease intangibles, net	87,554	103,576
Deferred costs, net	19,436	19,638
Other assets	38,194	32,648
Total assets	$1,530,493	1,529,937

Liabilities:
Accounts payable and accrued expenses	$50,435	57,132
Acquired below market lease intangibles, net	40,999	43,191
Distributions payable	5,128	5,110
Mortgages payable	452,753	497,832
Unsecured credit facilities	390,000	325,000
Convertible notes	29,138	28,790
Other liabilities	20,849	17,413
Total liabilities	989,302	974,468

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at September 30, 2014 and December 31, 2013, respectively	110,000	110,000
Common stock, $0.01 par value, 500,000 shares authorized; 100,108 and 99,721 Shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	1,001	997
Additional paid-in capital (net of offering costs of $74,997 and $74,749 at September 30, 2014 and December 31, 2013, respectively)	880,022	877,328
Accumulated distributions in excess of net income	(444,715)	(427,953)
Accumulated other comprehensive loss	(5,610)	(4,904)
Total stockholders’ equity	540,698	555,468

Noncontrolling interest	493	1
Total equity	541,191	555,469

Total liabilities and equity	$1,530,493	1,529,937

5

Consolidated Statements of Operations and Comprehensive Income

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues:
Rental income	$33,768	33,603	103,981	88,916
Tenant recoveries	12,306	13,031	44,476	33,510
Other property income	612	2,355	1,577	3,210
Fee income from unconsolidated joint ventures	1,524	1,578	4,090	5,133
Total revenues	48,210	50,567	154,124	130,769

Expenses:
Property operating expenses	6,127	5,924	25,082	18,479
Real estate tax expense	9,303	10,164	28,942	24,957
Depreciation and amortization	17,185	19,683	54,116	45,671
Provision for asset impairment	—	—	222	369
General and administrative expenses	5,553	4,843	17,638	14,817
Total expenses	38,168	40,614	126,000	104,293

Operating income	10,042	9,953	28,124	26,476
Other income	390	534	1,158	1,733
Gain from settlement of receivables	—	—	—	3,095
Gain from change in control of investment properties	—	—	—	95,378
Gain on sale of investment properties, net	—	—	22,828	1,440
Gain on sale of joint venture interest	313	475	427	1,209
Interest expense	(8,752)	(9,163)	(26,642)	(25,427)
Income before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	1,993	1,799	25,895	103,904

Income tax benefit (expense) of taxable REIT subsidiaries	(232)	296	(670)	(1,499)
Equity in earnings of unconsolidated joint ventures	2,774	2,128	6,831	5,641
Income from continuing operations	4,535	4,223	32,056	108,046

Income from discontinued operations	31	1,440	552	8,503
Net income	4,566	5,663	32,608	116,549

Less: Net loss attributable to the noncontrolling interest	10	33	39	19
Net income attributable to Inland Real Estate Corporation	4,576	5,696	32,647	116,568

Dividends on preferred shares	(2,234)	(2,209)	(6,703)	(6,715)
Net income attributable to common stockholders	$2,342	3,487	25,944	109,853

Basic and diluted earnings attributable to common shares per weighted average common share:

Income from continuing operations	$0.02	0.02	0.25	1.08
Income from discontinued operations	—	0.01	0.01	0.09
Net income attributable to common stockholders per weighted average common share — basic	$0.02	0.04	0.26	1.17

Weighted average number of common shares outstanding — basic	99,617	99,317	99,495	93,901

Income from continuing operations	$0.02	0.02	0.25	1.08
Income from discontinued operations	—	0.01	0.01	0.09
Net income attributable to common stockholders per weighted average common share — diluted	$0.02	0.03	0.26	1.17

Weighted average number of common shares outstanding — diluted	100,060	99,648	99,874	94,169

Comprehensive income:
Net income attributable to common stockholders	$2,342	3,487	25,944	109,853
Unrealized loss on investment securities	—	(413)	—	(799)
Unrealized gain (loss) on derivative instruments	500	111	(706)	3,952
Comprehensive income	$2,842	3,185	25,238	113,006

Note: Basic and diluted Earnings Per Share may not foot due to rounding.

6

Funds From Operations and Other Information

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income attributable to common stockholders	$2,342	3,487	25,944	109,853
Gain on sale of investment properties	—	(524)	(23,321)	(5,266)
Gain from change in control of investment properties	—	—	—	(95,378)
Impairment of depreciable operating property	—	—	222	555
Equity in depreciation and amortization of unconsolidated joint ventures	4,400	3,835	13,013	14,925
Amortization on in-place lease intangibles	4,575	7,626	15,839	12,628
Amortization on leasing commissions	530	486	1,495	1,403
Depreciation, net of noncontrolling interest	12,080	12,169	36,782	33,495
Funds From Operations attributable to common stockholders	$23,927	27,079	69,974	72,215

Gain from settlement of receivables	—	—	—	(3,095)
Lease termination income	(131)	(2,131)	(146)	(5,432)
Lease termination income included in equity in earnings of unconsolidated joint ventures	(4)	(5)	(81)	(21)
Impairment loss, net of taxes:
Impairment of investment securities	—	—	—	98
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	—	506
Income tax adjustments	—	(1,021)	—	(1,021)
Recurring Funds From Operations attributable to common stockholders	$23,792	23,922	69,747	63,250

Net income attributable to common stockholders per weighted average common share — basic	$0.02	0.04	0.26	1.17

Net income attributable to common stockholders per weighted average common share — diluted	$0.02	0.03	0.26	1.17

Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.24	0.27	0.70	0.77

Recurring Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.24	0.24	0.70	0.67

Weighted average number of common shares outstanding — basic	99,617	99,317	99,495	93,901
Weighted average number of common shares outstanding — diluted	100,060	99,648	99,874	94,169

Distributions declared, common	$14,261	14,201	42,706	40,295
Distributions per common share	$0.14	0.14	0.43	0.43
Distributions / Recurring Funds From Operations Payout Ratio	59.94%	59.36%	61.23%	63.71%

Additional Information
Straight-line rents	$186	136	1,133	517
Amortization of lease intangibles	(108)	(142)	(276)	(544)
Amortization of deferred financing fees	676	710	2,145	2,173
Stock based compensation expense	417	254	1,180	656

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$5,192	3,097	7,815	4,446
Redevelopment / Construction	1,990	601	2,546	2,802
Non-maintenance / revenue generating cap ex
Tenant improvements	3,388	3,610	7,032	10,380
Leasing commissions	561	1,194	2,043	2,466

7

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income attributable to Inland Real Estate Corporation	$4,576	5,696	32,647	116,568
Gain on sale of investment properties	—	(524)	(23,321)	(5,266)
Gain from change in control of investment properties	—	—	—	(95,378)
Income tax (benefit) expense of taxable REIT subsidiaries	232	(296)	670	1,499
Interest expense	8,752	9,163	26,642	25,427
Interest expense associated with discontinued operations	—	128	—	500
Interest expense associated with unconsolidated joint ventures	2,180	1,875	6,147	7,610
Depreciation and amortization	17,185	19,683	54,116	45,671
Depreciation and amortization associated with discontinued operations	—	581	—	1,901
Depreciation and amortization associated with unconsolidated joint ventures	4,400	3,835	13,013	14,925
EBITDA	37,325	40,141	109,914	113,457

Gain from settlement of receivables	—	—	—	(3,095)
Lease termination income	(131)	(2,131)	(146)	(5,432)
Lease termination income included in equity in earnings of unconsolidated joint ventures	(4)	(5)	(81)	(21)
Impairment loss, net of taxes:
Impairment of depreciable operating property	—	—	222	555
Impairment of investment securities	—	—	—	98
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	—	506
Recurring EBITDA	$37,190	38,005	109,909	106,068

Total Interest Expense	$10,932	11,166	32,789	33,537

EBITDA: Interest Expense Coverage Ratio	3.4 x	3.6 x	3.4 x	3.4 x

Recurring EBITDA: Interest Expense Coverage Ratio	3.4 x	3.4 x	3.4 x	3.2 x

8

Same Store Net Operating Income

	Three months ended September 30,			Nine months ended September 30,
Consolidated	2014	2013	% Change	2014	2013	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 81 properties
Rental income	$22,662	21,941	3.3%	67,496	66,265	1.9%
Tenant recovery income	7,549	7,984	-5.4%	26,627	24,339	9.4%
Other property income	304	290	4.8%	953	946	0.7%
"Other investment properties”
Rental income	11,028	11,668		35,628	22,678
Tenant recovery income	4,757	5,047		17,849	9,171
Other property income	177	109		479	307
Total property income	$46,477	47,039		149,032	123,706

Property operating expenses:
"Same store" investment properties, 81 properties
Property operating expenses	$3,670	3,737	-1.8%	15,184	12,921	17.5%
Real estate tax expense	5,686	5,980	-4.9%	17,414	17,272	0.8%
"Other investment properties"
Property operating expenses	1,980	1,871		8,717	3,928
Real estate tax expense	3,617	4,184		11,528	7,685
Total property operating expenses	$14,953	15,772		52,843	41,806

Property net operating income
"Same store" investment properties	21,159	20,498	3.2%	62,478	61,357	1.8%
"Other investment properties"	10,365	10,769		33,711	20,543
Total property net operating income	$31,524	31,267		96,189	81,900

Other income:
Straight-line rents	$186	136		1,133	517
Amortization of lease intangibles	(108)	(142)		(276)	(544)
Lease termination income	131	1,956		145	1,957
Other income	390	534		1,158	1,733
Fee income from unconsolidated joint ventures	1,524	1,578		4,090	5,133
Gain from settlement of receivables	—	—		—	3,095
Gain from change in control of investment properties	—	—		—	95,378
Gain on sale of investment properties, net	—	—		22,828	1,440
Gain on sale of joint venture interest	313	475		427	1,209

Equity in earnings of unconsolidated joint ventures	2,774	2,128		6,831	5,641

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(232)	296		(670)	(1,499)
Bad debt expense	(477)	(316)		(1,181)	(1,630)
Depreciation and amortization	(17,185)	(19,683)		(54,116)	(45,671)
General and administrative expenses	(5,553)	(4,843)		(17,638)	(14,817)
Interest expense	(8,752)	(9,163)		(26,642)	(25,427)
Provision for asset impairment	—	—		(222)	(369)

Income from continuing operations	4,535	4,223		32,056	108,046
Income from discontinued operations	31	1,440		552	8,503
Net income	4,566	5,663		32,608	116,549

Less: Net loss attributable to the noncontrolling interest	10	33		39	19
Net income attributable to Inland Real Estate Corporation	4,576	5,696		32,647	116,568

Dividends on preferred shares	(2,234)	(2,209)		(6,703)	(6,715)

Net income attributable to common stockholders	$2,342	3,487		25,944	109,853

9

Same Store Net Operating Income

	Three months ended September 30,			Nine months ended September 30,
Unconsolidated (at 100%)	2014	2013	% Change	2014	2013	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 24 properties
Rental income	$12,234	11,771	3.9%	36,559	35,256	3.7%
Tenant recovery income	5,847	6,114	-4.4%	18,730	17,942	4.4%
Other property income	115	68	69.1%	393	278	41.4%
"Other investment properties”
Rental income	3,574	1,829		8,023	17,720
Tenant recovery income	1,169	192		2,841	6,776
Other property income	49	—		192	79
Total property income	$22,988	19,974		66,738	78,051

Property operating expenses:
"Same store" investment properties, 24 properties
Property operating expenses	$3,034	2,706	12.1%	11,000	9,908	11.0%
Real estate tax expense	4,006	3,974	0.8%	11,406	11,036	3.4%
"Other investment properties"
Property operating expenses	620	287		1,718	3,792
Real estate tax expense	929	168		2,538	5,454
Total property operating expenses	$8,589	7,135		26,662	30,190

Property net operating income
"Same store" investment properties	$11,156	11,273	-1.0%	33,276	32,532	2.3%
"Other investment properties"	3,243	1,566		6,800	15,329
Total property net operating income	$14,399	12,839		40,076	47,861

Other income:
Straight-line rent	$197	638		832	1,950
Amortization of lease intangibles	(110)	77		(130)	50
Lease termination income	8	9		148	41
Other income (expense)	(194)	1,404		326	1,461

Other expenses:
Bad debt expense	(91)	29		(134)	(258)
Depreciation and amortization	(7,836)	(7,374)		(23,566)	(28,443)
General and administrative expenses	(558)	(612)		(705)	(1,825)
Interest expense	(3,849)	(3,761)		(11,148)	(14,889)
Provision for asset impairment	—	—		—	(1,730)

Net income from continuing operations	$1,966	3,249		5,699	4,218

10

Same Store Net Operating Income

	Three months ended September 30,			Nine months ended September 30,
Unconsolidated (at PRS)	2014	2013	% Change	2014	2013	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 24 properties
Rental income	$6,729	6,474	3.9%	20,107	19,391	3.7%
Tenant recovery income	3,216	3,363	-4.4%	10,301	9,868	4.4%
Other property income	63	38	65.8%	217	153	41.8%
"Other investment properties”
Rental income	2,164	460		4,540	8,018
Tenant recovery income	668	59		1,587	3,362
Other property income	27	—		105	39
Total property income	$12,867	10,394		36,857	40,831

Property operating expenses:
"Same store" investment properties, 24 properties
Property operating expenses (1)	$1,166	1,068	9.2%	4,685	4,208	11.3%
Real estate tax expense	2,203	2,185	0.8%	6,274	6,070	3.4%
"Other investment properties"
Property operating expenses (1)	266	94		735	1,534
Real estate tax expense	536	66		1,420	2,742
Total property operating expenses	$4,171	3,413		13,114	14,554

Property net operating income
"Same store" investment properties	$6,639	6,622	0.3%	19,666	19,134	2.8%
"Other investment properties"	2,057	359		4,077	7,143
Total property net operating income	$8,696	6,981		23,743	26,277

Other income:
Straight-line rent	115	278		447	976
Amortization of lease intangibles	(59)	66		(60)	22
Lease termination income	4	5		81	22
Other income (expense)	712	628		1,565	2,182

Other expenses:
Bad debt expense	(50)	16		(74)	(139)
Depreciation and amortization	(4,400)	(3,835)		(13,013)	(14,925)
General and administrative expenses	(64)	(136)		289	(472)
Interest expense	(2,180)	(1,875)		(6,147)	(7,610)
Provision for asset impairment	—	—		—	(692)

Net income from continuing operations	$2,774	2,128		6,831	5,641

	Three months ended September 30,			Nine months ended September 30,
Same Store Net Operating Income ("NOI")	2014	2013	% Change	2014	2013	% Change

Consolidated Portfolio (81 properties)
Same Store NOI	$21,159	20,498	3.2%	62,478	61,357	1.8%
Same Store NOI including lease termination income	$21,290	22,448	-5.2%	62,619	63,308	-1.1%

Unconsolidated Portfolio (at 100%) (24 properties)
Same Store NOI	$11,156	11,273	-1.0%	33,276	32,532	2.3%
Same Store NOI including lease termination income	$11,164	11,282	-1.0%	33,424	32,559	2.7%

Unconsolidated Portfolio (at PRS) (24 properties)
Same Store NOI	$6,639	6,622	0.3%	19,666	19,134	2.8%
Same Store NOI including lease termination income	$6,643	6,627	0.2%	19.747	19.149	3.1%

Total Portfolio (including our pro rata share of unconsolidated NOI) (105 properties)
Same Store NOI	$27,798	27,120	2.5%	82,144	80,491	2.1%
Same Store NOI including lease termination income	$27,933	29,075	-3.9%	82.366	82.457	-0.1%

(1)	Property operating expenses excludes the Company's share of management fees.

11

Pro Rata Consolidated Information

Reconciliation of GAAP Reported to Selected Non-GAAP Pro Rata Consolidated Information

	At September 30, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,491,232	(170)	345,559	2,062	32,826	1,871,509
Total assets	1,530,493	(1,844)	248,959	2,455	19,649	1,799,712
Mortgages payable	452,753	—	165,476	—	16,305	634,534
Total liabilities	989,302	43	192,796	1,608	18,156	1,201,905

	For the three months ended September 30, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$48,210	—	12,225	—	702	61,137
Total expenses	38,168	(10)	8,273	3	408	46,842
Operating income (loss)	10,042	10	3,952	(3)	294	14,295

	For the nine months ended September 30, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$154,124	—	36,443	—	882	191,449
Total expenses	126,000	(39)	25,406	4	502	151,873
Operating income (loss)	28,124	39	11,037	(4)	380	39,576

12

Selected Financial Ratios and Guidance

Financial Ratios

	Three months ended September 30,
	2014				2013
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$438,560		615,180		499,582		644,726
Total debt	869,760		1,049,098		875,782		1,029,180
Fixed rate debt / Total debt	50.4%		58.6%		57.0%		62.6%

Unsecured debt	$419,215		419,215		364,215		364,215
Total debt	869,760		1,049,098		875,782		1,029,180
Unsecured debt / Total debt	48.2%		40.0%		41.6%		35.4%

Total debt	$869,760		1,049,098		875,782		1,029,180
Total gross assets (2)	1,818,423		2,091,021		1,869,560		2,101,440
Debt / Total gross assets	47.8%		50.2%		46.8%		49.0%

Quarterly Recurring EBITDA	$27,840		37,190		30,172		38,005
Quarterly fixed charges (3)	11,446		14,047		12,077		14,016
Fixed charge coverage ratio	2.4	x	2.6	x	2.5	x	2.7	x

Net debt (4)	$854,351		1,024,278		856,891		1,002,352
Recurring EBITDA (Annualized)	111,360		148,760		120,688		152,020
Net debt / Recurring EBITDA	7.7	x	6.9	x	7.1	x	6.6	x

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
General and Administrative Expenses (G&A)	$5,553	4,843	17,638	14,817
Total revenues of assets under management (5)	86,476	85,347	267,469	250,350
Total assets under management (5)	2,938,658	2,812,027	2,938,658	2,812,027

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.4%	5.7%	6.6%	5.9%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.8%	0.7%	0.8%	0.7%

	As of September 30,
Capitalization	2014	2013
Total Common Shares Outstanding	$100,108	99,672
Closing Price Per Share	9.91	10.23
Equity Market Capitalization Common Shares	992,070	1,019,645
Preferred Stock (at face value)	110,000	110,000
Total Debt (6)	1,049,098	1,029,180
Total Market Capitalization	$2,151,168	2,158,825
Debt to Total Market Capitalization	48.8%	47.7%

Guidance

2014 Guidance
Recurring FFO per common share (basic and diluted) (7)	$0.93 to $0.97

Consolidated same-store NOI	+ 2% to + 4%

Consolidated same-store financial occupancy	91% to 92%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

(7)	This guidance does not include any assumptions for impairments, other non-cash adjustments or the benefits of lease termination fees.

13

Summary of Outstanding Debt as of September 30, 2014

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$409,345	39.0%	5.24%	4.2
Unconsolidated (pro rata)	176,620	16.8%	5.05%	6.2
Unsecured convertible notes	29,215	2.8%	5.00%	0.1
Total Fixed Rate Debt	615,180	58.6%	5.19%	4.5
Variable Rate Debt:
Consolidated	41,200	3.9%	2.23%	1.5
Unconsolidated (pro rata)	2,718	0.3%	2.40%	1.6
Unsecured line of credit facility	140,000	13.3%	1.74%	3.8
Unsecured term loan	200,000	19.1%	1.64%	4.8
Unsecured term loan	50,000	4.8%	3.50%	4.2
Total Variable Rate Debt	433,918	41.4%	1.95%	4.1
Total	$1,049,098	100.0%	3.84%	4.4
Remaining unamortized convertible notes discount	(77)
Remaining unamortized mortgages premium/discount, net	4,651
Total Outstanding Debt	$1,053,672

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2014	$479	96,448	29,215	(3)	126,142	—	126,142
2015	1,713	34,523	—		36,236	13,102	49,338
2016	1,624	42,641	—		44,265	2,718	46,983
2017	1,578	44,895	—		46,473	14,439	60,912
2018	688	—	190,000		190,688	5,749	196,437
2019	523	38,862	200,000		239,385	24,098	263,483
2020	400	70,300	—		70,700	—	70,700
2021	420	42,068	—		42,488	25,130	67,618
2022	110	61,373	—		61,483	77,797	139,280
2023	—	11,900	—		11,900	—	11,900
2024	—	—	—		—	16,305	16,305
Total	$7,535	443,010	419,215		869,760	179,338	1,049,098
Remaining unamortized convertible notes discount					(77)	—	(77)
Remaining unamortized mortgages premium/discount, net					2,208	2,443	4,651
Total Outstanding Debt					871,891	181,781	1,053,672

(1)	Interest rates are as of September 30, 2014 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

14

Summary of Outstanding Debt as of September 30, 2014

Consolidated Debt

Servicer	Property Name	Interest Rate at September 30, 2014	Maturity Date	Balance at September 30, 2014
Fixed rate debt
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,645
Wachovia (1)	Algonquin Commons	5.45%	11/2014	71,602
John Hancock Life Insurance	Thatcher Woods	5.83%	02/2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,287
TCF Bank (1)	Dominick’s	6.50%	04/2015	5,874
TCF Bank (1)	PetSmart	6.50%	04/2015	1,861
TCF Bank (1)	Roundy’s	6.50%	04/2015	3,657
Principal Life Insurance Co. (1)	Shoppes at Mill Creek	5.00%	05/2016	7,841
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,529
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	16,847
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,529
Prudential Insurance	Randall Square	4.00%	01/2019	16,500
GEMSA (1)	Woodfield Commons	4.75%	06/2019	17,412
Cohen Financial	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wells Fargo	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,263
Cohen Financial	Dunkirk Square	4.35%	09/2022	4,050
Cohen Financial	Park Place Plaza	4.35%	09/2022	6,500
Cohen Financial	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.24%		409,345
Unsecured Convertible Notes (2)		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.23%		438,560

Variable rate debt
Bank of America	Skokie Fashion Square	0.15%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.60%	06/2016	2,163
Bank of America	Edinburgh Festival	2.60%	06/2016	4,063
Bank of America	CarMax	2.60%	06/2016	9,830
Bank of America	Cliff Lake	2.60%	06/2016	4,439
Bank of America	Burnsville Crossing	2.60%	06/2016	4,675
Bank of America	Food 4 Less	2.60%	06/2016	2,665
Bank of America	Shingle Creek Center	2.60%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.60%	06/2016	5,680
Total/Weighted Average Variable Rate Secured		2.23%		41,200

Unsecured
Line of Credit Facility		1.74%	07/2018	140,000
Term Loan		3.50%	11/2018	50,000
Term Loan		1.64%	07/2019	200,000
Total/Weighted Average Variable Rate		1.94%		431,200
Total/Weighted Average Consolidated Debt		3.60%		869,760
Remaining unamortized convertible notes discount				(77)
Remaining unamortized mortgages premium/discount, net				2,208
Total Consolidated Debt				$871,891

15

Summary of Outstanding Debt as of September 30, 2014

Unconsolidated Debt

Servicer	Property Name	Interest Rate at September 30, 2014	Maturity Date	Balance at September 30, 2014	IRC Share of Debt (3)
Fixed rate debt
Venture with PGGM
Principal Life Insurance Co.	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
Wells Fargo Bank (1)	Cedar Center South	5.48%	12/2015	18,022	9,912
John Hancock Life Insurance	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	11,953	6,574
John Hancock Life Insurance (1)	Four Flaggs	7.65%	01/2018	10,454	5,749
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wells Fargo Bank (1)	Fort Smith Pavilion	5.81%	02/2022	32,904	18,097
Wells Fargo Bank	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wells Fargo Bank	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total/Weighted Average		5.09%		$291,484	160,315

Venture with IPCC
Wells Fargo	BJ's Wholesale Club	4.65%	03/2024	$15,900	9,222
KeyBank Real Estate Capital (1)	CVS	4.55%	05/2024	2,313	1,342
KeyBank Real Estate Capital (1)	O'Reilly	4.55%	05/2024	796	462
KeyBank Real Estate Capital (1)	Walgreens	4.55%	05/2024	2,488	1,443
KeyBank Real Estate Capital	Academy Sports	4.68%	05/2024	6,614	3,836
Total/Weighted Average		4.64%		28,111	16,305
Total/Weighted Average Fixed Rate		5.05%		$319,595	176,620

Variable rate debt
Venture with PGGM
PNC Bank NA	Evergreen Promenade	2.40%	05/2016	5,814	2,718
Total/Weighted Average Variable Rate		2.40%		5,814	2,718
Total/Weighted Average Unconsolidated Debt		5.00%		325,409	179,338
Remaining unamortized mortgages premium/discount, net				4,441	2,443
Total Unconsolidated Debt				$329,850	181,781

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

(3)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

16

Significant Retail Tenants as of September 30, 2014

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
TJX Companies, Inc. (TJ Maxx-6, Marshall's-9)	15	$4,351	3.2%	472,814	4.6%
AB Acquisitions LLC (Jewel-6)	6	4,052	3.0%	393,357	3.8%
Carmax	2	4,021	3.0%	187,851	1.8%
Roundy's (Rainbow-1, Pick 'N Save-2, Super Pick 'N Save 1)	4	3,975	3.0%	287,511	2.8%
Safeway (Dominick's Finer Foods-4) (3)	4	3,827	2.8%	275,775	2.7%
PetSmart	10	2,950	2.2%	220,604	2.1%
Ross Dress For Less	9	2,433	1.8%	251,496	2.4%
Kroger (Food 4 Less-3)	3	2,407	1.8%	207,441	2.0%
Ascena Retail Group (Justice-3, Dress Barn-8, Maurice's-7, Lane Bryant-5, Catherine's-2)	25	2,297	1.7%	150,587	1.5%
Bed Bath and Beyond (Bed, Bath & Beyond-5, Buy Buy Baby-2, World Market-1)	8	2,283	1.7%	259,262	2.5%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,168	1.6%	232,748	2.2%
Best Buy	4	2,066	1.5%	177,679	1.7%
Supervalu, Inc. (Cub Foods-3)	3	1,775	1.3%	192,487	1.9%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,769	1.3%	130,290	1.3%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,705	1.3%	95,915	0.9%
Hobby Lobby	2	1,649	1.2%	103,374	1.0%
Office Depot (Office Depot-3, OfficeMax-4)	7	1,647	1.2%	121,615	1.2%
Gordmans	3	1,547	1.1%	148,642	1.4%
Michaels	6	1,530	1.1%	131,701	1.3%
Pier 1 Imports	8	1,513	1.1%	82,851	0.8%
Ulta	7	1,456	1.1%	76,013	0.7%
Dollar Tree (Dollar Tree-15)	15	1,441	1.1%	146,839	1.4%
Regal Cinemas	1	1,331	1.0%	73,000	0.7%
Staples	5	1,300	1.0%	103,296	1.0%
Total		$55,493	41.1%	4,523,148	43.7%
Unconsolidated (1) (2) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-7)	7	$5,277	8.1%	447,786	9.9%
Best Buy	3	2,786	4.3%	111,001	2.5%
Roundy's (Mariano's-1, Metro Market-1, Rainbow-1)	3	2,429	3.7%	199,115	4.4%
AB Acquisitions LLC (Jewel-3)	3	2,101	3.2%	192,397	4.3%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-3, Home Goods-1)	5	2,061	3.2%	148,483	3.3%
Michaels	6	1,998	3.1%	136,041	3.0%
Kohl's	3	1,880	2.9%	169,584	3.8%
BJ's Wholesale Club	1	1,737	2.7%	114,481	2.5%
Home Depot	1	1,243	1.9%	113,000	2.5%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1)	4	1,230	1.9%	108,789	2.4%
Dick's Sporting Goods (Dick's Sporting Goods-2)	2	1,213	1.9%	100,000	2.2%
PetSmart	4	1,201	1.8%	85,509	1.9%
Wal-Mart	3	1,164	1.8%	38,093	0.8%
Whole Foods Market	1	1,068	1.6%	45,282	1.0%
Lowe's	1	1,040	1.6%	—	—%
Petco	4	956	1.5%	61,784	1.4%
Kroger (Kroger-1, Food 4 Less-1)	2	949	1.5%	56,668	1.3%
The Gap (Old Navy-4)	4	910	1.4%	66,372	1.5%
Office Depot (Office Depot-1, OfficeMax-2)	3	818	1.3%	65,533	1.5%
Academy Sports + Outdoors	1	744	1.1%	71,927	1.6%
Ascena Retail Group (Justice-2, Dress Barn-2, Lane Bryant-2)	6	710	1.1%	36,021	0.8%
The Sports Authority	1	672	1.0%	42,563	0.9%
Ulta	3	652	1.0%	30,365	0.7%
Total		$34,839	53.6%	2,440,794	54.2%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage

(3)	As previously announced, Safeway has exited the Chicago market. Although the stores have closed, the tenant is still financially obligated under their leases.

(4)	Annualized rent shown includes joint venture partner's pro rata share

17

Significant Retail Tenants as of September 30, 2014

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-10)	10	$7,052	3.5%	640,273	4.3%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-12, Home Goods-1)	20	6,413	3.2%	621,297	4.2%
Roundy's (Mariano's-1, Metro Market-1, Pick 'N Save-2, Rainbow-2, Super Pick 'N Save-1)	7	6,404	3.2%	486,626	3.3%
AB Acquisitions LLC (Jewel-9)	9	6,154	3.1%	585,754	3.9%
Best Buy	7	4,851	2.4%	288,680	1.9%
PetSmart	14	4,152	2.1%	306,113	2.1%
Carmax	2	4,021	2.0%	187,851	1.3%
Safeway (Dominick's Finer Foods-4) (4)	4	3,827	1.9%	275,775	1.9%
Michaels	12	3,527	1.8%	267,742	1.8%
Bed Bath & Beyond (Bed, Bath & Beyond-8, Buy Buy Baby-3, World Market-1)	12	3,513	1.8%	368,051	2.5%
Dick's Sporting Goods (Dick's Sporting Goods-5, Golf Galaxy-1)	6	3,381	1.7%	332,748	2.2%
Kroger (Kroger-1, Food 4 Less-4)	5	3,355	1.7%	264,109	1.8%
Ascena Retail Group (Justice-5, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	31	3,008	1.5%	186,608	1.3%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,679	1.3%	196,662	1.3%
Kohl's	4	2,470	1.2%	256,168	1.7%
Office Depot (Office Depot-4, OfficeMax-6)	10	2,465	1.2%	187,148	1.3%
Ross Dress For Less	9	2,433	1.2%	251,496	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,289	1.1%	119,515	0.8%
Ulta	10	2,108	1.1%	106,378	0.7%
Gordmans	4	2,108	1.1%	202,051	1.4%
Petco	9	2,009	1.0%	132,316	0.9%
Dollar Tree (Dollar Tree-20)	20	1,919	1.0%	196,902	1.3%
The Sports Authority	3	1,892	0.9%	134,869	0.9%
Total		$82,030	41.0%	6,595,132	44.5%
Total excluding properties held through the joint venture with IPCC (1) (2) (3) (5)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-10)	10	$7,052	3.6%	640,273	4.4%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-12, Home Goods-1)	20	6,413	3.3%	621,297	4.3%
Roundy's (Mariano's-1, Metro Market-1, Pick 'N Save-2, Rainbow-2, Super Pick 'N Save-1)	7	6,404	3.3%	486,626	3.3%
AB Acquisitions LLC (Jewel-9)	9	6,154	3.1%	585,754	4.0%
Best Buy	7	4,851	2.5%	288,680	2.0%
PetSmart	14	4,152	2.1%	306,113	2.1%
Carmax	2	4,021	2.1%	187,851	1.3%
Safeway (Dominick's Finer Foods-4) (4)	4	3,827	2.0%	275,775	1.9%
Michaels	12	3,527	1.8%	267,742	1.8%
Bed Bath & Beyond (Bed, Bath & Beyond-8, Buy Buy Baby-3, World Market-1)	12	3,513	1.8%	368,051	2.5%
Dick's Sporting Goods (Dick's Sporting Goods-5, Golf Galaxy-1)	6	3,381	1.7%	332,748	2.3%
Kroger (Kroger-1, Food 4 Less-4)	5	3,355	1.7%	264,109	1.8%
Ascena Retail Group (Justice-5, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	31	3,008	1.5%	186,608	1.3%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,679	1.4%	196,662	1.3%
Office Depot (Office Depot-4, OfficeMax-6)	10	2,465	1.3%	187,148	1.3%
Ross Dress For Less	9	2,433	1.2%	251,496	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,289	1.2%	119,515	0.8%
Ulta	10	2,108	1.1%	106,378	0.7%
Gordmans	4	2,108	1.1%	202,051	1.4%
Petco	9	2,009	1.0%	132,316	0.9%
Dollar Tree (Dollar Tree-20)	20	1,919	1.0%	196,902	1.4%
The Sports Authority	3	1,892	1.0%	134,869	0.9%
Total		$79,560	40.8%	6,338,964	43.4%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)	As previously announced, Safeway has exited the Chicago market. Although the stores have closed, the tenant is still financially obligated under their leases.

(5)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

18

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of September 30, 2014	As of June 30, 2014	As of September 30, 2013
Leased Occupancy (2)	95.5%	95.4%	93.2%
Financial Occupancy (3)	93.8%	93.6%	89.8%
Same Store Leased Occupancy (2)	95.2%	94.8%	93.9%
Same Store Financial Occupancy (3)	93.3%	93.2%	89.7%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	96.9%	96.7%	97.4%
Financial Occupancy (3)	95.5%	96.2%	95.6%
Same Store Leased Occupancy (2)	97.3%	97.4%	97.4%
Same Store Financial Occupancy (3)	95.8%	97.0%	95.6%

Total Occupancy (1)
Leased Occupancy (2)	96.0%	95.8%	94.3%
Financial Occupancy (3)	94.3%	94.3%	91.3%
Same Store Leased Occupancy (2)	95.9%	95.6%	95.0%
Same Store Financial Occupancy (3)	94.1%	94.4%	91.6%
Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	95.9%	95.7%	94.1%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	94.2%	94.2%	91.1%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	99.1%	98.8%	96.5%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	88.7%	88.7%	88.9%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended September 30, 2014 (8)	Percent of NOI
Arkansas	1	275,414	1.9%	$478	1.2%
Florida	1	91,497	0.6%	324	0.8%
Illinois	75	8,489,416	58.2%	24,130	62.4%
Indiana	6	718,090	4.9%	1,970	5.1%
Kentucky	2	200,871	1.4%	539	1.4%
Minnesota	28	2,926,246	20.1%	6,073	15.7%
Nebraska	1	81,000	0.6%	420	1.1%
Ohio	5	732,728	5.0%	2,106	5.4%
Wisconsin	11	1,069,044	7.3%	2,661	6.9%

Total	130	14,584,306	100.0%	$38,701	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

19

Lease Expiration Analysis as of September 30, 2014

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

All Anchor Leases (1)
2014	3	129,504	1.2%	$557	0.4%	4.30
2015	13	291,236	2.8%	3,511	2.6%	12.06
2016	24	600,091	5.8%	6,905	5.0%	11.51
2017	23	776,423	7.5%	9,357	6.8%	12.05
2018	21	648,689	6.2%	7,311	5.4%	11.27
2019	29	1,192,092	11.5%	13,841	10.1%	11.61
2020	22	629,604	6.1%	6,926	5.1%	11.00
2021	22	728,340	7.0%	11,036	8.1%	15.15
2022	24	558,817	5.4%	6,105	4.5%	10.92
2023+	52	1,436,990	13.8%	17,001	12.5%	11.83
Vacant (4)	—	130,729	1.3%	—	—	—
Total/Weighted Average	233	7,122,515	68.6%	$82,550	60.5%	$11.81

All Non-Anchor Leases (1)
MTM	12	14,741	0.1%	$251	0.2%	$17.03
2014	49	101,499	1.0%	1,908	1.4%	18.80
2015	145	365,014	3.5%	6,910	5.1%	18.93
2016	147	403,625	3.9%	7,629	5.6%	18.90
2017	129	355,655	3.4%	6,316	4.6%	17.76
2018	156	395,710	3.8%	8,015	5.9%	20.25
2019	130	401,430	3.9%	7,457	5.5%	18.58
2020	55	198,816	1.9%	3,961	2.9%	19.92
2021	30	113,090	1.1%	2,150	1.6%	19.01
2022	38	168,465	1.6%	2,931	2.1%	17.40
2023+	93	344,657	3.4%	6,274	4.6%	18.20
Vacant (4)	—	395,666	3.8%	—	—	—
Total/Weighted Average	984	3,258,368	31.4%	$53,802	39.5%	$18.79

All Leases
MTM	12	14,741	0.1%	$251	0.2%	$17.03
2014	52	231,003	2.2%	2,465	1.8%	10.67
2015	158	656,250	6.3%	10,421	7.7%	15.88
2016	171	1,003,716	9.7%	14,534	10.6%	14.48
2017	152	1,132,078	10.9%	15,673	11.4%	13.84
2018	177	1,044,399	10.0%	15,326	11.3%	14.67
2019	159	1,593,522	15.4%	21,298	15.6%	13.37
2020	77	828,420	8.0%	10,887	8.0%	13.14
2021	52	841,430	8.1%	13,186	9.7%	15.67
2022	62	727,282	7.0%	9,036	6.6%	12.42
2023+	145	1,781,647	17.2%	23,275	17.1%	13.06
Vacant (4)	—	526,395	5.1%	—	—	—
Total/Weighted Average	1,217	10,380,883	100.0%	$136,352	100.0%	$13.84

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

20

Lease Expiration Analysis as of September 30, 2014

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
2014	1	12,044	0.3%	$282	0.5%	$23.41
2015	2	38,643	0.9%	589	0.9%	15.24
2016	5	194,291	4.3%	2,605	4.2%	13.41
2017	16	455,233	10.1%	6,116	9.8%	13.43
2018	13	428,680	9.5%	4,847	7.7%	11.31
2019	16	440,443	9.8%	5,480	8.7%	12.44
2020	11	331,609	7.3%	3,402	5.4%	10.26
2021	5	73,172	1.6%	860	1.4%	11.75
2022	6	289,622	6.4%	3,202	5.1%	11.06
2023+	25	1,018,433	22.6%	13,673	21.8%	13.43
Vacant (5)	—	32,177	0.7%	—	—	—
Total/Weighted Average	100	3,314,347	73.5%	$41,056	65.5%	$12.51

All Non-Anchor Leases (2)
MTM	2	3,243	0.1%	$81	0.1%	$24.98
2014	5	7,585	0.2%	146	0.2%	19.25
2015	48	121,705	2.7%	2,283	3.7%	18.76
2016	65	155,008	3.4%	3,192	5.1%	20.59
2017	46	110,670	2.5%	2,518	4.0%	22.75
2018	79	214,012	4.7%	4,661	7.4%	21.78
2019	62	136,713	3.0%	2,661	4.2%	19.46
2020	26	73,190	1.6%	1,559	2.5%	21.30
2021	17	53,735	1.2%	1,238	2.0%	23.04
2022	8	28,893	0.6%	574	0.9%	19.87
2023+	33	137,626	3.1%	2,749	4.4%	19.97
Vacant (5)	—	154,943	3.4%	—	—	—
Total/Weighted Average	391	1,197,323	26.5%	$21,662	34.5%	$20.78

All Leases
MTM	2	3,243	0.1%	$81	0.1%	$24.98
2014	6	19,629	0.5%	428	0.7%	21.80
2015	50	160,348	3.6%	2,872	4.6%	17.91
2016	70	349,299	7.7%	5,797	9.3%	16.60
2017	62	565,903	12.6%	8,634	13.8%	15.26
2018	92	642,692	14.2%	9,508	15.1%	14.79
2019	78	577,156	12.8%	8,141	12.9%	14.11
2020	37	404,799	8.9%	4,961	7.9%	12.26
2021	22	126,907	2.8%	2,098	3.4%	16.53
2022	14	318,515	7.0%	3,776	6.0%	11.86
2023+	58	1,156,059	25.7%	16,422	26.2%	14.21
Vacant (5)	—	187,120	4.1%	—	—	—
Total/Weighted Average	491	4,511,670	100.0%	$62,718	100.0%	$14.50

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis as of September 30, 2014

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
2014	4	141,548	1.0%	$839	0.4%	$5.93
2015	15	329,879	2.2%	4,100	2.0%	12.43
2016	29	794,382	5.3%	9,510	4.8%	11.97
2017	39	1,231,656	8.3%	15,473	7.8%	12.56
2018	34	1,077,369	7.2%	12,158	6.1%	11.28
2019	45	1,632,535	11.0%	19,321	9.7%	11.83
2020	33	961,213	6.5%	10,328	5.2%	10.74
2021	27	801,512	5.4%	11,896	6.0%	14.84
2022	30	848,439	5.7%	9,307	4.7%	10.97
2023+	77	2,455,423	16.5%	30,674	15.4%	12.49
Vacant (5)	—	162,906	1.1%	—	—	—
Total/Weighted Average	333	10,436,862	70.2%	$123,606	62.1%	$12.03

All Non-Anchor Leases (2)
MTM	14	17,984	0.1%	$332	0.2%	$18.46
2014	54	109,084	0.7%	2,054	1.0%	18.83
2015	193	486,719	3.3%	9,193	4.6%	18.89
2016	212	558,633	3.8%	10,821	5.4%	19.37
2017	175	466,325	3.1%	8,834	4.4%	18.94
2018	235	609,722	4.1%	12,676	6.4%	20.79
2019	192	538,143	3.6%	10,118	5.1%	18.80
2020	81	272,006	1.8%	5,520	2.8%	20.29
2021	47	166,825	1.1%	3,388	1.7%	20.31
2022	46	197,358	1.3%	3,505	1.8%	17.76
2023+	126	482,283	3.2%	9,023	4.5%	18.71
Vacant (5)	—	550,609	3.7%	—	—	—
Total/Weighted Average	1,375	4,455,691	29.8%	$75,464	37.9%	$19.32

All Leases
MTM	14	17,984	0.1%	$332	0.2%	$18.46
2014	58	250,632	1.7%	2,893	1.4%	11.54
2015	208	816,598	5.5%	13,293	6.6%	16.28
2016	241	1,353,015	9.1%	20,331	10.2%	15.03
2017	214	1,697,981	11.4%	24,307	12.2%	14.32
2018	269	1,687,091	11.3%	24,834	12.5%	14.72
2019	237	2,170,678	14.6%	29,439	14.8%	13.56
2020	114	1,233,219	8.3%	15,848	8.0%	12.85
2021	74	968,337	6.5%	15,284	7.7%	15.78
2022	76	1,045,797	7.0%	12,812	6.5%	12.25
2023+	203	2,937,706	19.7%	39,697	19.9%	13.51
Vacant (5)	—	713,515	4.8%	—	—	—
Total/Weighted Average	1,708	14,892,553	100.0%	$199,070	100.0%	$14.04

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Leasing Activity for the three and nine months ended September 30, 2014

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	8	17,704	$293	$16.55	$352	$19.88	$59	3.33	20.1%
2Q 2014	7	54,214	653	12.04	713	13.15	60	1.11	9.2%
3Q 2014	6	27,084	309	11.41	417	15.40	108	3.99	35.0%

2014 Total	21	99,002	$1,255	$12.68	$1,482	$14.97	$227	2.29	18.1%

Renewal Lease Summary (2)
1Q 2014	41	258,456	$3,351	$12.97	$3,609	$13.96	$258	0.99	7.7%
2Q 2014	37	295,028	3,740	12.68	4,045	13.71	305	1.03	8.2%
3Q 2014	45	261,638	3,708	14.17	4,058	15.51	350	1.34	9.4%

2014 Total	123	815,122	$10,799	$13.25	$11,712	$14.37	$913	1.12	8.5%

Non-Comparable Lease Summary (3)
1Q 2014	12	34,122	$—	$—	$561	$16.44
2Q 2014	10	32,320	—	—	547	16.92
3Q 2014	10	48,930	—	—	546	11.16

2014 Total	32	115,372	$—	$—	$1,654	$14.34

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	2	2,680	$46	$17.16	$54	$20.15	$8	2.99	17.4%
2Q 2014	3	15,923	162	10.17	223	14.00	61	3.83	37.7%
3Q 2014	4	26,772	258	9.64	299	11.17	41	1.53	15.9%

2014 Total	9	45,375	$466	$10.27	$576	$12.69	$110	2.42	23.6%

Renewal Lease Summary (2)
1Q 2014	14	49,487	$913	$18.45	$857	$17.32	$(56)	(1.13)	-6.1%
2Q 2014	16	126,513	866	6.85	1,057	8.35	191	1.50	22.1%
3Q 2014	16	38,799	582	15.00	661	17.04	79	2.04	13.6%

2014 Total	46	214,799	$2,361	$10.99	$2,575	$11.99	$214	1.00	9.1%

Non-Comparable Lease Summary (3)
1Q 2014	2	3,379	$—	$—	$83	$24.56
2Q 2014	3	5,159	—	—	73	14.15
3Q 2014	4	11,829	—	—	213	18.01

2014 Total	9	20,367	$—	$—	$369	$18.12

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

23

Leasing Activity for the three and nine months ended September 30, 2014

Total (1)

	Number	GLA	Total Former Average Base Rent ($) (2)	Total Former Average Base Rent (psf) (2)	Total New Average Base Rent ($) (2)	Total New Average Base Rent (psf) (2)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	10	20,384	$339	$16.63	$406	$19.92	$67	3.29	19.8%
2Q 2014	10	70,137	815	11.62	936	13.35	121	1.73	14.8%
3Q 2014	10	53,856	567	10.53	716	13.29	149	2.76	26.3%

2014 Total	30	144,377	$1,721	$11.92	$2,058	$14.25	$337	2.33	19.6%

Renewal Lease Summary (3)
1Q 2014	55	307,943	$4,264	$13.85	$4,466	$14.50	$202	0.65	4.7%
2Q 2014	53	421,541	4,606	10.93	5,102	12.10	496	1.17	10.8%
3Q 2014	61	300,437	4,290	14.28	4,719	15.71	429	1.43	10.0%

2014 Total	169	1,029,921	$13,160	$12.78	$14,287	$13.87	$1,127	1.09	8.6%

Non-Comparable Lease Summary (4)
1Q 2014	14	37,501	$—	$—	$644	$17.17
2Q 2014	13	37,479	—	—	620	16.54
3Q 2014	14	60,759	—	—	759	12.49

2014 Total	41	135,739	$—	$—	$2,023	$14.90

(1)	Includes leasing activity on unconsolidated properties owned by joint ventures.

(2)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

24

Leasing Activity - Anchors and Non-Anchors for the three months ended September 30, 2014

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	6	—	6
Gross Leasable Area (Sq.Ft.)	27,084	—	27,084
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.40	—	15.40

Renewals
Number of Leases	37	8	45
Gross Leasable Area (Sq.Ft.)	133,536	128,102	261,638
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.39	12.51	15.51

Non-Comparable Leases (3)
Number of Leases	8	2	10
Gross Leasable Area (Sq.Ft.)	17,417	31,513	48,930
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.47	9.34	11.16

Total New, Renewal and Non-Comparable Leases
Number of Leases	51	10	61
Gross Leasable Area (Sq.Ft.)	178,037	159,615	337,652
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.55	11.89	14.87

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	3	1	4
Gross Leasable Area (Sq.Ft.)	5,687	21,085	26,772
Base Rent/Sq.Ft. ($/Sq.Ft.)	$24.72	7.50	11.17

Renewals
Number of Leases	15	1	16
Gross Leasable Area (Sq.Ft.)	28,786	10,013	38,799
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.09	8.25	17.04

Non-Comparable Leases (3)
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	11,829	—	11,829
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.01	—	18.01

Total New, Renewal and Non-Comparable Leases
Number of Leases	22	2	24
Gross Leasable Area (Sq.Ft.)	46,302	31,098	77,400
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.12	7.74	15.16

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	9	1	10
Gross Leasable Area (Sq.Ft.)	32,771	21,085	53,856
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.01	7.50	13.29

Renewals
Number of Leases	52	9	61
Gross Leasable Area (Sq.Ft.)	162,322	138,115	300,437
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.69	12.20	15.71

Non-Comparable Leases (3)
Number of Leases	12	2	14
Gross Leasable Area (Sq.Ft.)	29,246	31,513	60,759
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.89	9.34	12.49

Total New, Renewal and Non-Comparable Leases
Number of Leases	73	12	85
Gross Leasable Area (Sq.Ft.)	224,339	190,713	415,052
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.08	11.21	14.92

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

25

Property Transactions for the nine months ended September 30, 2014

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Approx. Ground Lease Sq. Ft. (1)	Purchase Price	Cap Rate (2)	Financial Occupancy	Anchors	Year Built / Renovated

01/01/14	CVS (3)	Port St. Joe	FL	13,225	—	$4,303	6.28%	100%	CVS	2010
01/01/14	O'Reilly (3)	Kokomo	IN	7,210	—	1,475	6.39%	100%	None	2013
01/02/14	Walgreens (3)	Trenton	OH	14,820	—	4,462	6.50%	100%	Walgreens	2007
02/12/14	BJ's Wholesale Club (3)	Framingham	MA	114,481	—	26,500	6.43%	100%	BJ's Wholesale Club	1993
02/26/14	Academy Sports (3)	Olathe	KS	71,927	—	11,024	6.62%	100%	Academy Sports + Outdoors	2013
03/19/14	Mountain View Square (3)	Wausau	WI	86,584	7,600	11,425	6.64%	100%	Kohl's	2000
03/27/14	Mokena Marketplace	Mokena	IL	49,058	4,300	13,737	7.25%	76%	Party City, PetSmart	2008
06/30/14	Newport Pavilion (4)	Newport	KY	95,400	126,938	43,279	6.50%	94%	Michaels, Kroger, PetSmart, Ulta	2009
08/19/14	Princess City Plaza (4)	Mishawaka	IN	172,181	6,327	28,608	7.37%	99%	Gordmans, PetSmart, Dick's Sporting Goods, Old Navy, Shoe Carnival	1998
09/10/14	Pulaski Promenade (4) (5)	Chicago	IL	—	—	5,734	(5)	(5)	(5)	(5)
09/26/14	Tanglewood Pavilions (6)	Elizabeth City	NC	—	—	850	(6)	(6)	(6)	(6)

				624,886	145,165	$151,397

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (Loss) on Sale	Provision for Asset Impairment

01/24/14	Dominick's	Countryside	IL	62,344	$3,000	$1,167	$—
02/04/14	Golf Road Plaza	Niles	IL	25,992	3,300	742	—
03/11/14	River Square	Naperville	IL	58,260	16,750	10,941	—
04/18/14	Disney	Celebration	FL	166,131	25,700	7,030	—
05/16/14	Lake Park	Michigan City	IN	114,867	3,900	—	222
06/16/14	Winfield Pointe Center	Winfield	IL	19,888	2,500	(346)	—
06/26/14	Gateway Square	Hinsdale	IL	39,710	10,000	3,295	—

				487,192	$65,150	$22,829	$222

(1)	The purchase price of these properties includes square footage subject to ground leases. Ground lease square footage is not included in our GLA.

(2)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(3)	This property was acquired through our joint venture with IPCC.

(4)	This property was acquired through our joint venture with PGGM.

(5)
Our joint venture with PGGM acquired vacant land to develop approximately 133,000 square feet of retail space through a development partnership that is 80% pre-leased to Marshall's, Ross Dress for Less, Michaels, PetSmart and Shoe Carnival.

(6)	Our joint venture with Thompson Thrift Development, Inc. acquired vacant land to develop a 158,000 square foot retail building that is approximately 70% pre-leased.

26

Unconsolidated Joint Venture Summary as of September 30, 2014

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	55%	$2,234
07/01/10	Shannon Square Shoppes	Arden Hills	MN	97,638	55%	5,496
07/01/10	Woodland Commons	Buffalo Grove	IL	170,034	55%	3,312
08/30/10	Point at Clark	Chicago	IL	95,455	55%	5,718
10/25/10	Diffley Marketplace	Eagan	MN	71,903	55%	3,910
01/11/11	Joffco Square	Chicago	IL	95,204	55%	5,252
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,894
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(678)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,428
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,777
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(820)
09/21/11	Champlin Marketplace	Champlin	MN	88,577	55%	2,770
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,332)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,504)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,669)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	4,571
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	4,125
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,239
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	(198)
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	7,668
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	6,824
04/10/12	Four Flaggs	Niles	IL	325,972	55%	9,401
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,184
12/11/12	Westgate	Fairview Park	OH	241,838	55%	16,266
08/20/13	Evergreen Promenade (1)	Evergreen Park	IL	—	55%	1,939
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	55%	5,463
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	4,957
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	2,586
10/08/13	Cedar Center South	University Heights	OH	136,080	55%	3,755
12/19/13	Fort Smith Pavilion	Fort Smith	AR	275,414	55%	5,135
06/30/14	Newport Pavilion	Newport	KY	95,400	55%	24,480
08/19/14	Princess City Plaza	Mishawaka	IN	172,181	55%	15,742
09/10/14	Pulaski Promenade (2)	Chicago	IL	—	55%	4,004

				4,203,423		$149,929

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(300)

1)
Our joint venture with PGGM acquired vacant land to develop approximately 92,500 square feet of retail space through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart.

2)
Our joint venture with PGGM acquired vacant land to develop approximately 133,000 square feet of retail space through a development partnership that is 80% pre-leased to Marshall's, Ross Dress for Less, Michaels, PetSmart and Shoe Carnival.

27

Unconsolidated Joint Venture Summary as of September 30, 2014

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
03/19/14	Mountain View Square	Wausau	WI	86,584	78%	$8,847
Various	Net Lease Portfolio (2)	Various	Various	221,663	58%	10,799

				308,247		$19,646

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the nine months ended September 30, 2014
7-Eleven Portfolio (4)	Various	100%	$362	$192
Mountain View Square	Wausau, WI	22%	143	31
Net Lease Portfolio (2)	Various	42%	476	203

			$981	$426

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting

2)	This portfolio includes five net leased properties; Academy Sports, Olathe KS, BJ's Wholesale Club, Framingham MA, CVS, Port St. Joe FL, O'Reily, Kokomo IN, and Walgreens, Trenton OH.

3)
This portfolio includes twelve 7-Eleven stores, located in Akron, Brunswick, Chagrin Falls, Cleveland, Mentor, Painesville, Stow, Streetsboro, Strongsville, Twinsburg, Willoughby and Willoughby Hills OH.

28

Investment Properties as of September 30, 2014

As of September 30, 2014, we owned fee simple interests in 99 investment properties (excluding properties owned by unconsolidated joint ventures). Total properties are comprised of 11 single-user retail properties, 36 Neighborhood Retail Centers, 25 Community Centers, 26 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (1), Illinois (65), Indiana (5), Minnesota (18), Nebraska (1), Ohio (2) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Freeport Commons	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	10/12	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	100%	Old Time Pottery
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	100%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	96%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	87%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	96%	Jewel Food Stores
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	95%	Angelo Caputo's
Dunkirk Square	Maple Grove	MN	89,340	09/99	1998	80% (3)	Rainbow (3), Dollar Tree
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	85%	Ace Hardware, Illinois Secretary of State, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	95%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	98%	Cub Foods
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	78,801	05/99 12/98	1998/1999/2011	100%	Food 4 Less
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	55%	None
Iroquois Center	Naperville	IL	140,981	12/97	1983	88%	Planet Fitness, Xilin Association, Big Lots
Maple View	Grayslake	IL	105,642	03/05	2000/2005	98%	Jewel Food Stores
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	100% (3)	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	90%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	91%	Go Play/Kidtown USA
Oak Forest Commons	Oak Forest	IL	108,563	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	24%	None
Park Square	Brooklyn Park	MN	12,320	08/02	1986/1988/ 2006	100%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	100%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990	97%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	89,928	03/05	1998	100%	Regal Cinemas
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	57,965	06/98	1994	95%	Jo-Ann Stores, Party City
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	99%	Jewel Food Stores
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	18%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	96%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	97%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,286	05/98	1988	100%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	90%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	94%	Jewel Food Stores, U.S. Postal Service

29

Investment Properties as of September 30, 2014

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	100%	Trader Joe's, Chuck E. Cheese's
Aurora Commons	Aurora	IL	126,908	01/97	1988/2013	74%	Ross Dress for Less, Fallas Paredes
Bergen Plaza	Oakdale	MN	262,525	04/98	1978	91% (3)	K-Mart (3), Cub Foods, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	98%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	99%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	100%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	81%	X-Sport Fitness, Tuesday Morning, Jo-Ann Stores, Oakridge Hobbies & Toys, Ross Dress for Less, Salvation Army Family Store
Goldenrod Marketplace	Orlando	FL	91,497	12/13	2013	88%	LA Fitness, Marshall's
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K-Mart
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	98%	Dollar Tree, Hobby Lobby
Lansing Square	Lansing	IL	56,613	12/96	1991	29%	None
Marketplace at Six Corners	Chicago	IL	116,975	11/98	1997	93%	Jewel Food Stores, Marshall's
Mokena Marketplace	Mokena	IL	49,058	03/14	2008	76%	Party City, PetSmart
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	86%	Gordmans, Dollar Tree
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Center	Tinley Park	IL	132,288	12/98	1988	86% (3)	Charter Fitness, Chuck E. Cheese's, Old Country Buffet, Sears Outlet
Park St. Claire	Schaumburg	IL	83,259	05/97 12/96	1994/1996	100% (3)	Dominick's Finer Foods (3)
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	91%	None
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	98%	DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City, Nordstrom Rack
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	95%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	187,710	04/02	1969/1999	86% (3)	Walgreens, Hanging Garden Banquet, Binny's Beverage Depot, Sears Outlet, Dominick's Finer Foods (subleased to Rich's Food) (3)
The Plaza	Brookfield	WI	107,952	02/99	1985	94% (3)	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	91%	Marshall's, Pier 1 Imports
University Center	St. Paul	MN	43,645	09/99	1998	100%	High School for the Recording Arts

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	99% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	99%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,914	07/04	1976/1998/ 2012	97%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo-Ann Stores
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo-Ann Stores, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	94%	TJ Maxx, Michaels, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	98% (3)	X-Sport Fitness, Office Depot (3), The Sports Authority, Best Buy, Ross Dress for Less
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	100%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less, Penny Mustard Furnishings

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	—%	Dao
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	91%	None
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,523	10/99	1998	97%	Gander Mtn., TJ Maxx, Staples, Michaels, Old Navy, Petco

30

Investment Properties as of September 30, 2014

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Randall Square	Geneva	IL	216,738	05/99	1999	93%	Marshall's, Bed, Bath & Beyond, PetSmart, Michaels, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	100%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports, Ross Dress for Less, Shoe Carnival
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	100%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	77%	Michaels, Lowe's (5)
University Crossings	Granger	IN	111,651	10/03	2003	98%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (5)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michaels, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	97%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	206,148	10/98	1973/1975/ 1997/2007/ 2012	100%	Toys R Us, Discovery Clothing, REI, Hobby Lobby, Ross Dress for Less, Half Price Books

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	91% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

Total			10,380,883			94%

As of September 30, 2014, we owned fee simple interests in 31 investment properties through our unconsolidated joint ventures and we owned Delaware Statutory Trust interests in the 6 properties owned through our IPCC joint venture. Total properties are comprised of 5 single-user retail properties, 13 Neighborhood Retail Centers, 6 Community Centers and 13 Power Centers. These investment properties are located in the states of Arkansas (1), Florida (1), Illinois (10), Indiana (2), Kansas (1), Kentucky (2), Minnesota (10), Ohio (4) and Wisconsin (5). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User (IPCC Joint Venture)
Academy Sports	Olathe	KS	71,927	02/14	2013	100%	Academy Sports + Outdoors
BJ's Wholesale Club	Framingham	MA	114,481	02/14	1993	100%	BJ's Wholesale Club
CVS	Port St. Joe	FL	13,225	01/14	2010	100%	CVS
O'Reilly	Kokomo	IN	7,210	01/14	2013	100%	None
Walgreens	Trenton	OH	14,820	01/14	2007	100%	Walgreens (4)

Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	100%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	98%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	88,577	09/11	1999/2005	98%	Cub Foods
Diffley Marketplace	Egan	MN	71,903	10/10	2008	91%	Cub Foods
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	100%	Jewel Food Stores, O'Reilly Auto Parts
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	05/97	1993	92%	Food 4 Less
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	91%	Wal-Mart (5), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	88%	Jewel Food Stores
Shannon Square Shoppes	Arden Hills	MN	97,638	03/04 06/04	2003	90%	Cub Foods
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Food Stores
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	63%	Dollar Tree

31

Investment Properties as of September 30, 2014

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	96% (3)	Metro Market, TJ Maxx
Cedar Center South	University Heights	OH	136,080	10/13	1950/2006	83%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	100% (3)	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,034	02/99	1991	88%	Mariano's

Community Centers (IPCC Joint Venture)
Mountain View Square	Wausau	WI	86,584	03/14	2000	100%	Kohl's

Power Centers
Fort Smith Pavilion	Fort Smith	AR	275,414	12/13	2009/2011	96%	Dick's Sporting Goods, Best Buy, Michaels, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2010	98%	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, Jo-Ann Stores, Shoe Carnival
Joffco Square	Chicago	IL	95,204	01/11	2008	100%	Bed, Bath & Beyond, Best Buy, Jo-Ann Stores
Newport Pavilion	Newport	KY	95,400	06/14	2009	94%	Michaels, Kroger (5), PetSmart, Ulta
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michaels
Princess City Plaza	Mishawaka	IN	172,181	08/14	1998	99% (3)	Gordmans, PetSmart, Dick's Sporting Goods, Old Navy, Shoe Carnival
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Cub Foods, PetSmart, Office Max, Party City, Michaels
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	100% (3)	Rainbow (3), The Sports Authority, Office Max, Petco, Party City, Home Goods, Michaels
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	93%	North Memorial Healthcare, Cub Foods, Wal-Mart (5)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	100%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	97%	Babies 'R' Us, Half Price Books, Guitar Center, Michaels
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	89%	Books-A-Million, Lowe's (5), Petco, Marshall's, Kohl's (5), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	93%	Kohl's, Barnes & Noble, Buy Buy Baby, David's Bridal

Total			4,511,670			96%

Total/Weighted Average			14,892,553			94%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

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